================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                   INVESTMENT
                                    COMPANIES

                                REGISTRATION NO.
                                    811-07696

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1415 28TH STREET, SUITE 200
                           WEST DES MOINES, IOWA 50266
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                              EDGAR H. BITTLE, ESQ.
                       AHLERS, COONEY, DORWEILER, HAYNIE,
                              SMITH & ALLBEE, P.C.
               100 COURT AVENUE, SUITE 600, DES MOINES, IOWA 50309
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                        COPIES OF ALL COMMUNICATIONS TO:

AMY MITCHELL                         JOHN C. MILES, ESQ.
IOWA PUBLIC AGENCY INVESTMENT        DONALD F. BURT, ESQ.
TRUST
1415 28TH STREET, SUITE 200          CLINE, WILLIAMS, WRIGHT, JOHNSON &
                                     OLDFATHER
WEST DES MOINES, IOWA 50266          1900 U.S. BANK BUILDING, 233 S. 13TH STREET
                                     LINCOLN, NEBRASKA 68508

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

DATE OF FISCAL YEAR END: 06/30/04
DATE OF REPORTING PERIOD: 12/31/03

================================================================================

ITEM 1 REPORTS TO UNITHOLDERS

        IOWA PUBLIC AGENCY
         INVESTMENT TRUST

     INTERIM FINANCIAL REPORT
        DECEMBER 31, 2003

          [IPAIT LOGO]

         WWW.IPAIT.ORG

                                            Sponsored by the
                                 Iowa Association of Municipal Utilities
                                   Iowa State Association of Counties
                                          Iowa League of Cities

TRUSTEES' REPORT

To Iowa Public Agency Investment Trust Participants:

The Iowa Public Agency Investment Trust (IPAIT) is pleased to present this semi-annual report of Trust operations for the period ending December 31, 2003. During this six-month period we have seen a slight improvement in rates from their June 2003 lows. The Federal Reserve, at their December 9, 2003 meeting, decided to hold the federal funds target rate at 1 percent. They believe that there is significant improvement in the economy in both productivity and the labor market with no signs of near-term inflation risk. They believe an "accommodative stance" is prudent at this time. The consumer continued to provide a strong stimulus for the market. Their appetite for credit kept loan demand at record levels.

While money market investment yields in IPAIT keep pace with like short-term instruments, local banks became very competitive in the desire to attract public funds. As a result, we saw redemptions out of our Funds, both the Diversified Portfolio and the Direct Government Obligations Portfolio, into local bank deposit accounts. We view this as the normal ebb and flow of the current interest rate environment. We anticipate the Federal Reserve to tighten toward the latter part of 2004 and we have positioned our portfolio to take advantage of their actions. In addition, we feel that this is fulfilling the Board's primary purpose for the formation of IPAIT: The ability to provide a competitive rate for the investment of public funds. Back in the late 1980s many Iowa financial institutions were not paying interest on checking accounts. The joint 28E agreement for Iowa cities, counties and municipal utilities establishing IPAIT provided an investment alternative for public funds for their daily liquidity needs. We continue our commitment in serving Iowa public entities.

As yields continue to remain at near historic lows, Treasurers have looked to invest their cash reserves in longer-term instruments in order to pick up some additional interest income. The IPAIT FTA program has been a successful alternative to provide for longer maturities. We continue to actively recruit additional banks to provide for our participants the best yields possible.

In our 2003 IPAIT Participant survey we found 93 percent of our participants have a high level of overall satisfaction with IPAIT. We continually strive to provide products and ease of access to our public entities to assist them in their cash management needs.

The Board of Trustees is very pleased with the ongoing success of the IPAIT programs, and as always, would welcome any comments or suggestions that you might have.

Sincerely,

/s/ Donald W. Kerker
---------------------
Don Kerker, Chair
Board of Trustees

MANAGEMENT DISCUSSION

To Iowa Public Agency Investment Trust Participants:

The economy has finally responded to the fiscal and monetary stimulus injected over the last 18 months. Reflationary fiscal and monetary policy worked despite the skepticism from pessimists. The US expansion will likely continue in the industrial sector, in response to sustained final demand, strong profits, low cost of capital, low inventories, a weaker dollar and stimulus from bonus depreciation for capital spending. The consumer should also support further growth as household incomes are expected to rise on better job prospects.

Despite a recovering economy, money market yields have remained at 40 year lows for almost a year now. The Federal Reserve has confirmed that economic output is expanding and labor markets are improving. Regardless of these positive signs, the Fed has remained accommodative. The Fed is waiting for signs of increasing inflation and higher utilization of resources. These conditions should come to pass in 2004 resulting in higher interest rates and a flatter yield curve. While short-term interest rates remain stubbornly low, financial market indicators are already pricing in a rise in the fed funds target rate by late this year. IPAIT is positioned to benefit in this scenario.

Notwithstanding today's low yield environment, the IPAIT Diversified and Direct Government Obligations Portfolio continue to provide a competitive yield relative to other short-term investment opportunities.

As always, the IPAIT program emphasizes three elements: safety, liquidity, and competitive rates, in that order. We look forward to continue serving your cash management needs.

Sincerely,

/s/ Jeffrey D. Lorenzen
-----------------------
Jeffrey D. Lorenzen, CFA
Chief Investment Officer
Investors Management Group

MANAGEMENT'S DISCUSSIONS & ANALYSIS

This section of the Iowa Public Agency Investment Trust (IPAIT) Diversified Portfolio and Direct Government Obligation Portfolio semi-annual financial statements presents management's discussion and analysis of the financial position and results of operations for the interim period ending December 31, 2003. This information is being presented to provide additional information regarding the activities of the Authority, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments, Statement No. 37, Basic Financial Statements - and Management's Discussion and Analysis - for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38). This discussion and analysis should be read in conjunction with the financial statements and the accompanying notes.

In addition to the historical information, the Management's Discussion and Analysis includes certain forward-looking statements which involve certain risks and uncertainties. The actual results of IPAIT's Diversified Portfolio and Direct Government Obligation Portfolio may differ materially from the results expressed or implied in such forward-looking statements due to a wide range of factors including changes in general economic conditions, fluctuations in interest rates, and legislative changes.

IPAIT is primarily responsible for providing proactive cash management practices and responsiveness to the unique needs of public agencies across the state. IPAIT is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement. IPAIT operates both the Diversified Portfolio and Direct Government Obligation Portfolio. The objective of the portfolios is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law. Activities of the Diversified Portfolio and the Direct Government Obligation Portfolio are described in Management's Discussion and Analysis and accompanying financial statements and notes to financial statements.

OVERVIEW OF THE FINANCIAL STATEMENTS

The Management's Discussion and Analysis provides an introduction to and overview of the basic financial statements of IPAIT's Diversified Portfolio and Direct Government Obligation Portfolio. The following components comprise the financial statements: 1) Statement of Net Assets, 2) Statement of Operations, 3) Statement of Changes in Net Assets, 4) Financial Highlights, and 5) Notes to Financial Statements.

- The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolios as of December 31.

- The Statement of Operations displays the results of operations (income and expenses) of the portfolios for the interim period ending December 31.

MANAGEMENT'S DISCUSSIONS & ANALYSIS (CON'T)

- The Statement of Changes in Net Assets portray participant/unitholder activity (distributions, sales, reinvestments, redemptions) of the portfolios for the interim period ending December 31.

- The Financial Highlights depict per share/per unit information (net investment income, dividends distributed, net asset value, total return, ratios of expenses and net investment income to average net assets) and summary total net assets of the portfolios for the five most recent years for the interim period ending December 31.

- The Notes to Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolios.

CONDENSED FINANCIAL INFORMATION AND FINANCIAL ANALYSIS

Year-to-year variances in most financial statement amounts reported in IPAIT's Diversified Portfolio and Direct Government Obligation Portfolio are caused by a single variable - the level of average net assets (which fluctuates based on the overall levels of participant/unitholder invested balances) in each portfolio. Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year-over-year variances in the amount of investment income earned by the portfolios.

The Diversified Portfolio experienced a 6.82 percent decrease in average net assets from $265,719,090 (July 1, 2002 through December 31, 2002) to $247,610,014 (July 1, 2003 through December 31, 2003).

The Direct Government Obligation Portfolio experienced a 28.80 percent decrease in average net assets from $77,397,304 (July 1, 2002 through December 31, 2002) to $55,103,373 (July 1, 2003 through December 31, 2003). By the end of the interim period ending December 31, 2003, short-term interest rates began to rise in expectation that the Federal Reserve may have to raise rates to control inflation due to the economic recovery. The Federal Funds Rate remained consistent at 1.00 percent during the interim period ending December 31, 2003 after the last rate cut in June, 2003.

Condensed financial information and variance explanations for interim periods ending December 31, 2003 and December 31, 2002 follows.

DIVERSIFIED PORTFOLIO:

                           Balances as of      Balances as of         Percentage
                          December 31, 2003   December 31, 2002         Change
                          ------------------------------------------------------
Total Investments            $247,003,061        $296,480,204          -16.69%
Net Assets                   $247,626,021        $297,172,601          -16.67%
Investment Income            $  1,337,538        $  2,272,474          -41.14%
Total Expenses               $    619,834        $    749,973          -17.35%
Net Investment Income        $    717,704        $  1,522,501          -52.86%
Units Sold                    441,471,454         442,275,497           -0.18%
Units Redeemed                439,588,188         400,573,644            9.74%

MANAGEMENT'S DISCUSSIONS & ANALYSIS (CON'T)

Total investments and net assets declined 16.69 percent and 16.67 percent, respectively, comparing interim period ending December 31, 2003 and December 31, 2002 amounts, due to lower aggregate participant balances at interim period ending December 31, 2003. Investment income and net investment income decreased
41.14 percent and 52.86 percent, respectively, during interim period ending December 31, 2003 compared to interim period ending December 31, 2002 primarily due to the lower interest rate environment and partially due to lower average net assets. Total expenses decreased 17.35 percent during interim period ending December 31, 2003 compared to interim period ending December 31, 2002 due to lower average net assets and a reduced fee structure to the fund. Units sold decreased 0.18 percent and units redeemed increased 9.74 percent, caused by an increase in participant gross outflows during interim period ending December 31, 2003 compared to interim period ending December 31, 2002.

DIRECT GOVERNMENT OBLIGATION PORTFOLIO:

                           Balances as of         Balances as of       Percentage
                          December 31, 2003     December 31, 2002        Change
                          -------------------------------------------------------
Total Investments            $48,738,215           $77,370,629          -37.01%
Net Assets                   $48,744,871           $77,348,955          -36.98%
Investment Income            $   288,834           $   640,495          -54.90%
Total Expenses               $   143,339           $   226,297          -36.66%
Net Investment Income        $   145,495           $   414,198          -64.87%
Units Sold                    26,518,821            38,664,158          -31.41%
Units Redeemed                30,210,686            28,190,731            7.17%

Total investments and net assets declined 37.01 percent and 36.98 percent, respectively, comparing interim period ending December 31, 2003 and December 31, 2002 amounts, due to lower aggregate participant balances at interim period ending December 31, 2003. Investment income and net investment income decreased
54.90 percent and 64.87 percent, respectively, during interim period ending December 31, 2003 compared to interim period ending December 31, 2002 primarily due to the lower interest rate environment and partially due to lower average net assets. Total expenses decreased 36.66 percent during interim period ending December 31, 2003 compared to interim period ending December 31, 2002 due to lower average net assets and a reduced fee structure to the fund. Units sold decreased 31.41 percent and units redeemed increased 7.17 percent, caused by an increase in participant gross outflows during the interim period ending December 31, 2003 compared to interim period ending December 31, 2002.

IOWA PUBLIC AGENCY INVESTMENT TRUST
DIVERSIFIED PORTFOLIO
STATEMENT OF NET ASSETS (UNAUDITED)
DECEMBER 31, 2003
(SHOWING PERCENTAGE OF NET ASSETS)

                                                                    YIELD AT
                                                                     TIME OF                 AMORTIZED
 PAR VALUE                 DESCRIPTION                              PURCHASE   DUE DATE        COST
 ---------                 -----------                              --------   --------        ----
 DISCOUNTED GOVERNMENT SECURITIES -- 2.82%
 $4,000,000     Federal Home Loan Mortgage Corporation                1.09%    03/03/04     $ 3,992,629
  3,000,000     Federal National Mortgage Association                 1.14%    03/08/04       2,993,802
                                                                                            -----------
                TOTAL (cost -- $6,986,431)                                                  $ 6,986,431
                                                                                            -----------

 COUPON SECURITIES -- 20.14%
*$5,000,000     Federal Home Loan Bank, Variable Rate                 1.03%    01/02/04     $ 4,999,992
  5,000,000     Federal Home Loan Bank, 5.375%                        1.03%    01/05/04       5,002,347
*   700,000     Student Loan Marketing Association, Variable Rate     1.27%    01/09/04         700,015
  5,000,000     Federal Home Loan Mortgage Corporation, 5.00%         1.15%    01/15/04       5,007,291
  4,200,000     Federal National Mortgage Association, 5.125%         1.04%    02/13/04       4,219,906
  5,000,000     Federal Home Loan Bank, 5.40%                         1.12%    03/01/04       5,034,881
  3,000,000     Student Loan Marketing Association, 4.75%             1.18%    04/23/04       3,032,901
  4,000,000     Federal National Mortgage Association, 3.00%          1.17%    06/15/04       4,033,041
  5,000,000     Tennessee Valley Authority, 4.75%                     1.19%    07/15/04       5,094,867
  3,000,000     Federal National Mortgage Association, 6.50%          1.23%    08/15/04       3,097,347
  3,000,000     Federal National Mortgage Association, 3.500%         1.40%    09/15/04       3,043,887
  3,500,000     Federal Home Loan Bank, 3.625%                        1.28%    10/15/04       3,563,988
  3,000,000     Federal Home Loan Mortgage Corporation, 3.250%        1.50%    11/15/04       3,045,167
                                                                                            -----------
                TOTAL (cost -- $49,875,630)                                                 $49,875,630
                                                                                            -----------

 CERTIFICATES OF DEPOSIT -- 5.96%
 $ 800,000      Exchange Bank, Collins                                2.00%    01/07/04     $   800,000
 1,000,000      State Savings Bank, Baxter                            2.00%    01/09/04       1,000,000
   250,000      Ft. Madison Bank & Trust, Ft. Madison                 2.00%    01/16/04         250,000
   500,000      First Central State Bank, DeWitt                      1.15%    01/20/04         500,000
   250,000      Ft. Madison Bank & Trust, Ft. Madison                 2.00%    01/22/04         250,000
 1,000,000      Liberty Bank, West Des Moines                         1.75%    02/04/04       1,000,000

See accompanying notes to financial statements.

*Denotes variable rate investment with interest rate as of December 31, 2003

IOWA PUBLIC AGENCY INVESTMENT TRUST
DIVERSIFIED PORTFOLIO
STATEMENT OF NET ASSETS (UNAUDITED), CONTINUED
DECEMBER 31, 2003
(SHOWING PERCENTAGE OF NET ASSETS)

                                                              YIELD AT
                                                               TIME OF               AMORTIZED
PAR VALUE                  DESCRIPTION                        PURCHASE   DUE DATE      COST
---------                  -----------                        --------   --------      ----
  250,000       Citizens Bank, Sac City                         2.00%    02/10/04       250,000
1,000,000       St. Ansgar State Bank, St. Ansgar               1.80%    03/04/04     1,000,000
  100,000       Maxwell State Bank, Maxwell                     1.75%    03/22/04       100,000
  250,000       Citizens Bank, Sac City                         1.75%    04/01/04       250,000
  250,000       Maquoketa State Bank, Maquoketa                 1.35%    04/21/04       250,000
  200,000       Maxwell State Bank, Maxwell                     1.75%    04/23/04       200,000
  500,000       Ft. Madison Bank & Trust, Ft. Madison           1.75%    04/30/04       500,000
  500,000       Freedom Financial Bank, West Des Moines         1.35%    06/08/04       500,000
  250,000       Citizens Bank, Sac City                         1.35%    06/11/04       250,000
  500,000       First Central State Bank, DeWitt                1.35%    06/21/04       500,000
  500,000       First American Bank, Ames                       1.35%    06/30/04       500,000
  250,000       Citizens Bank, Sac City                         1.40%    08/13/04       250,000
1,000,000       Peoples Savings Bank, Charles City              1.45%    08/16/04     1,000,000
  500,000       Premier Bank, Rock Valley                       1.40%    08/25/04       500,000
  500,000       Premier Bank, Rock Valley                       1.40%    08/30/04       500,000
1,500,000       Union State Bank, Winterset                     1.55%    09/07/04     1,500,000
  500,000       First American Bank, Ames                       1.55%    09/14/04       500,000
  500,000       Tri County Bank & Trust, Cascade                1.55%    10/18/04       500,000
  900,000       First State Bank, Ida Grove                     1.60%    11/25/04       900,000
1,000,000       Liberty Bank, West Des Moines                   1.60%    12/08/04     1,000,000
                                                                                    -----------
                TOTAL (cost -- $14,750,000)                                         $14,750,000
                                                                                    -----------

See accompanying notes to financial statements.

IOWA PUBLIC AGENCY INVESTMENT TRUST
DIVERSIFIED PORTFOLIO
STATEMENT OF NET ASSETS (UNAUDITED), CONTINUED
DECEMBER 31, 2003
(SHOWING PERCENTAGE OF NET ASSETS)

                                                                       YIELD AT
                                                                        TIME OF               AMORTIZED
 PAR VALUE                         DESCRIPTION                         PURCHASE   DUE DATE       COST
 ---------                         -----------                         --------   --------       ----
REPURCHASE AGREEMENTS (COLLATERALIZED BY U.S. GOVT. SECURITIES) --      70.83%
$87,695,000     Merrill Lynch, Repurchase Agreement                      0.90%    01/02/04   $ 87,695,000
 87,696,000     UBS Warburg, Repurchase Agreement                        0.98%    01/02/04     87,696,000
                                                                                             ------------
                TOTAL (cost -- $113,340,000)                                                 $175,391,000
                                                                                             ------------

TOTAL INVESTMENTS - 99.75% (cost - $247,003,061)

EXCESS OF OTHER ASSETS OVER TOTAL LIABILITIES -- .25%                                        $247,003,061
                (Includes $65,421 payable to IMG and $123,166
                dividends payable to unitholders)                                            $    622,960
                                                                                             ------------

NET ASSETS -- 100%
                Applicable to 297,172,601 outstanding units                                  $247,626,021
                                                                                             ============

NET ASSET VALUE:                                                                             $       1.00
                                                                                             ============
                Offering and redemption price per unit ($247,626,021
                divided by $247,626,021 units outstanding)

See accompanying notes to financial statements.

IOWA PUBLIC AGENCY INVESTMENT TRUST
DIRECT GOVERNMENT OBLIGATION PORTFOLIO
STATEMENT OF NET ASSETS (UNAUDITED)
DECEMBER 31, 2003
(SHOWING PERCENTAGE OF NET ASSETS)

                                                             YIELD AT
                                                              TIME OF                 AMORTIZED
 PAR VALUE                         DESCRIPTION               PURCHASE    DUE DATE       COST
 ---------                         -----------               --------    --------       ----
DISCOUNTED GOVERNMENT SECURITIES -- .66%

$    325,000    Israel Government Trust Certificate            1.45%     11/15/04    $   320,936
                                                                                     -----------
                TOTAL (cost -- $320,936)                                             $   320,936
                                                                                     -----------

COUPON SECURITIES -- 13.59%

$  1,000,000    United States Treasury, 3.375%                 1.00%     04/30/04    $ 1,007,741
                                                                                     -----------
   1,000,000    United States Treasury, 3.375%                 1.07%     04/30/04      1,007,551
   1,000,000    United States Treasury, 2.875%                 1.06%     06/30/04      1,008,986
   1,500,000    Private Export Funding, 6.31%                  1.20%     09/30/04      1,556,702
   1,000,000    United States Treasury, 1.875%                 1.24%     09/30/04      1,004,692
   1,000,000    United States Treasury, 5.875%                 1.40%     11/15/04      1,038,607
                                                                                     -----------
                TOTAL (cost -- $6,624,279)                                           $ 6,624,279
                                                                                     -----------

REPURCHASE AGREEMENTS (COLLATERALIZED BY U.S. GOVT. SECURITIES) -85.74%
$41 ,793,000    UBS Warburg, Repurchase Agreement              0.84%     01/02/04    $41,793,000
                                                                                     -----------
                TOTAL (cost -- $41,793,000)                                          $41,793,000
                                                                                     -----------

TOTAL INVESTMENTS - 99.99% (cost - $48,738,215)                                      $48,738,215

EXCESS OF TOTAL LIABILITIES OVER OTHER ASSETS - (.01%)
                (Includes $14,396 payable to IMG and $21,976
                dividends payable to unitholders)                                          6,656
                                                                                     -----------

NET ASSETS -- 100%
                Applicable to 48,744,871 outstanding units                            48,744,871
                                                                                     ===========

NET ASSET VALUE:                                                                     $      1.00
                                                                                     ===========
                Offering and redemption price per unit ($48,744,871
                divided by 48,744,871 units outstanding)

See accompanying notes to financial statements.

IOWA PUBLIC AGENCY INVESTMENT TRUST
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD JULY 1, 2003 TO DECEMBER 31, 2003

                                                                             DIRECT GOVERNMENT
                                                   DIVERSIFIED PORTFOLIO    OBLIGATION PORTFOLIO
                                                   ---------------------    --------------------
INVESTMENT INCOME:
        Interest                                   $           1,337,538    $            288,834
                                                   ---------------------    --------------------
EXPENSES:
        Investment advisory, administrative,
            and program support fees                             425,692                  99,687
        Custody fees                                              59,951                  13,889
        Distribution fees                                        124,822                  27,778
        Other fees and expenses                                    9,369                   1,985
                                                   ---------------------    --------------------
TOTAL EXPENSES                                                   619,834                 143,339
                                                   ---------------------    --------------------
NET INVESTMENT INCOME                              $             717,704    $            145,495
                                                   =====================    ====================

IOWA PUBLIC AGENCY INVESTMENT TRUST
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
FOR THE PERIOD JULY 1, 2003 TO DECEMBER 31, 2003

                                                                             DIRECT GOVERNMENT
                                                   DIVERSIFIED PORTFOLIO    OBLIGATION PORTFOLIO
                                                   ---------------------    --------------------
FROM INVESTMENT ACTIVITIES:
Net investment income
distributed to unitholders                         $             717,704    $            145,495
                                                   =====================    ====================
FROM UNIT TRANSACTIONS:
       (at constant net asset value of $ 1
           per unit)
       Units sold                                  $         441,471,454    $         26,518,821
       Units issued in reinvestment of
           dividends from net investment income    $             717,704    $            145,495
       Units redeemed                                       (439,588,188)            (30,210,686)
                                                   ---------------------    --------------------
       Net increase (decrease) in net assets
           derived from unit transactions                      2,600,970              (3,546,370)
NET ASSETS AT BEGINNING OF PERIOD                            245,025,051              52,291,241
                                                   ---------------------    --------------------
NET ASSETS AT END OF PERIOD                        $         247,626,021    $         48,744,871
                                                   =====================    ====================

See accompanying notes to financial statements.

                      IOWA PUBLIC AGENCY INVESTMENT TRUST
                        FINANCIAL HIGHLIGHTS (UNAUDITED)

DIVERSIFIED PORTFOLIO
SELECTED DATA FOR EACH UNIT OF
PORTFOLIO OUTSTANDING THROUGH EACH PERIOD*     2003        2002       2001       2000        1999
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $  1.000    $  1.000   $  1.000   $  1.000    $  1.000
Net Investment Income                           0.006       0.011      0.028      0.060       0.048
Dividends Distributed                          (0.006)     (0.011)    (0.028)    (0.060)     (0.048)
                                             ------------------------------------------------------
Net Asset Value, End of Period               $  1.000    $  1.000   $  1.000   $  1.000    $  1.000
Total Return                                     0.58%       1.14%      2.79%      6.02%       4.79%
Ratio of Expenses to Average Net Assets          0.50%       0.56%      0.56%      0.56%       0.57%
Ratio of Net Income to Average Net Assets        0.58%       1.14%      2.79%      6.02%       4.79%
Net Assets, End of Period (000 Omitted)      $247,626    $297,173   $316,691   $238,635    $213,110

DIRECT GOVERNMENT OBLIGATION PORTFOLIO

SELECTED DATA FOR EACH UNIT OF PORTFOLIO
OUTSTANDING THROUGH EACH PERIOD*               2003        2002       2001       2000        1999
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $  1.000    $  1.000   $  1.000   $  1.000    $  1.000
Net Investment Income                           0.005       0.011      0.024      0.059       0.046
Dividends Distributed                          (0.005)     (0.011)    (0.024)    (0.059)     (0.046)
                                             ------------------------------------------------------
Net Asset Value, End of Period               $  1.000    $  1.000   $  1.000   $  1.000    $  1.000
Total Return                                     0.53%       1.07%      2.43%      5.92%       4.63%
Ratio of Expenses to Average Net Assets          0.52%       0.58%      0.58%      0.58%       0.58%
Ratio of Net Income to Average Net Assets        0.53%       1.07%      2.43%      5.92%       4.63%
Net Assets, End of Period (000 Omitted)      $ 48,744    $ 77,349   $ 82,433   $ 67,438    $ 61,810

*For the six month period ending December 31, annualized.

See accompanying notes to financial statements.

IOWA PUBLIC AGENCY INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Iowa Public Agency Investment Trust (IPAIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement. IPAIT is registered under the Investment Company Act of 1940. IPAIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1987, and commenced operations on November 13, 1987. The Joint Powers Agreement and Declaration of Trust was amended September 1, 1988, and again on May 1, 1993. As amended, IPAIT is authorized to operate investment programs, including the Diversified Portfolio and Direct Government Obligation Portfolio. The accompanying financial statements include activities of the Diversified and Direct Government Obligation Portfolios. The objective of the portfolios is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law. Wells Fargo Bank Iowa N.A., serves as the Custodian, and Investors Management Group serves as the Investment Adviser, Administrator and Program Support provider.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the period. Actual results could differ from those estimates.

In reporting financial activity, IPAIT applies applicable Governmental Accounting Standards Board (GASB) pronouncements, as well as all Financial Accounting Standards Board and predecessor statements and interpretations not in conflict with GASB pronouncements.

IPAIT is exposed to various risks in connection with operation of the Diversified Portfolio and adheres to policies which mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures. IPAIT has had no claims or settlements under its insurance coverage since its organization in 1987.

INVESTMENTS IN SECURITIES

The Diversified and Direct Government Obligation Portfolios consist of cash and short-term investments valued at amortized cost pursuant to Rule 2a-7 under the Investment Company Act of 1940. This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on a straight-line basis to maturity. The amount of premium or discount amortized to income under the straight-line method does not differ materially from the amount which would be amortized to income under the interest method. Procedures are followed to maintain a constant net asset value of $1.00 per unit for the portfolio.

Security transactions are accounted for on the trade date. Interest income, including the accretion of discount and amortization of premium, is recorded on the accrual basis.

IPAIT is authorized by investment policy and statute to invest public funds in obligations of the U.S. government, its agencies and instrumentalities; certificates of deposit and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to Chapter 12 of the Code of Iowa; and repurchase agreements, provided that the underlying collateral consists of obligations of the U.S. government, its agencies and instrumentalities and that IPAIT's custodian takes delivery of the collateral either directly or through an authorized custodian.

IOWA PUBLIC AGENCY INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

In connection with transactions in repurchase agreements, it is IPAIT's policy that its Custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times. If the seller defaults and the value of the collateral declines, realization of the collateral by IPAIT may be delayed or limited. At December 31, 2003, the securities purchased under overnight agreements to resell were collateralized by government and government agency securities with market values of $178,900,770 and $42,628,860 for the Diversified and Direct Government Obligation Portfolios, respectively.

Certificates of deposit amounts in excess of the $100,000 federal deposit insurance are collateralized with securities or letters of credit held by IPAIT's custodian in IPAIT's name, or by the Iowa multiple financial institution collateral pool in accordance with Chapter 12C of the Code of Iowa, which provides for additional assessments against depositories to ensure there will be no loss of public funds.

Under Governmental Accounting Standards as to custodial credit risk, IPAIT's investments in securities are classified as category one. Category one consists of insured or registered securities or securities held by IPAIT or its agent in IPAIT's name and is the most secure investment category description.

UNIT ISSUES, REDEMPTIONS AND DISTRIBUTIONS

IPAIT determines the net asset value of each portfolio daily. Units are issued and redeemed daily at the daily net asset value. Dividends from net investment income for each portfolio are declared daily and distributed monthly.

INCOME TAXES

IPAIT is exempt from federal and state income tax.

FEES AND EXPENSES

Under separate agreements with IPAIT, Investors Management Group (IMG), the Investment Adviser, Administrator and Program Support provider, and Wells Fargo Bank Iowa, N.A. (Wells Fargo), the Custodian, are paid an annual fee for operating the investment programs. For each of the portfolios, IMG receives .260 percent of the average daily net asset value up to $150 million, .215 percent from $150 to $250 million, and .170 percent exceeding $250 million for investment adviser and administrative fees. In addition, IMG receives .080 percent of the average daily net asset value for program support fees. For the six month period ended December 31, 2003 the Diversified and Direct Government Obligation Portfolios paid $425,692 and $99,687, respectively, to IMG for services provided. For each of the portfolios, Wells Fargo receives .050 percent of the average daily net asset value up to $150 million, .045 percent from $150 to $300 million, and .040 percent exceeding $300 million for custodial services. For the six month period ended December 31, 2003 the Diversified and Direct Government Obligation Portfolios paid $59,951 and $13,889, respectively, to Wells Fargo for services provided. Under a distribution plan, the public agency associations collectively receive an annual fee of. 100 percent of the daily net asset value of the portfolios. For the six month period ended December 31, 2003 the Diversified and Direct Government Obligation Portfolios paid $79,913 and $25,844, respectively, to the Iowa League of Cities, and $16,043 and $1,934, respectively, to the Iowa Association of Municipal Utilities. For the six month period ended December 31, 2003, the Diversified Portfolio paid $28,866 to the Iowa State Association of Counties. IPAIT is responsible for operating expenses incurred directly by IPAIT. All fees are computed daily and paid monthly.

IOWA PUBLIC AGENCY INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

(2)      SECURITIES TRANSACTIONS

Purchases of portfolio securities for the Diversified and Direct Government Obligation Portfolios aggregated $23,036,113,830 and $6,044,738,486, respectively, for the six month period ended December 31, 2003. Proceeds from maturities of securities for the Diversified and Direct Government Obligation Portfolios aggregated $23,033,334,771 and $6,048,083,129, respectively, for the six month period ended December 31, 2003.

                                BOARD OF TRUSTEES

DON KERKER, Director of Finance and Administrative Services, Muscatine Power and Water, Chair and Trustee

DIANNE KIEFER, Treasurer, Wapello County, Second Vice Chair and Trustee

ROBERT HAGEY, Treasurer, Sioux County, Trustee

TOM HANAFAN, Mayor, Council Bluffs, Vice Chair and Trustee

LEON RODAS, General Manager, Spencer Municipal Utility, Trustee

FLOYD MAGNUSSON, Supervisor, Webster County, Trustee

SUSAN VAVROCH, City Treasurer, Cedar Rapids, Trustee

PAUL OLDHANI, Office Manager, Algona Municipal Utilities, Trustee

JODY E. SMITH, Director of Administrative Services, West Des Moines, Trustee

BOB HAUG, Executive Director, Iowa Association of Municipal Utilities, Ex-Officio Member and Secretary

THOMAS BREDEWEG, Executive Director, Iowa League of Cities, Ex-Officio Member and Treasurer

WILLIAM PETERSON, Executive Director, Iowa State Association of Counties, Ex-Officio Member and Assistant Secretary

                                SERVICE PROVIDERS

ADMINISTRATOR-INVESTMENT
ADVISER - PROGRAM SUPPORT:
  Investors Management Group
  1415 28th Street, Suite 200
  West Des Moines, IA 50266-1461

CUSTODIAN:
  Wells Fargo Bank Iowa, N.A.
  MAC N8200-034
  666 Walnut Street, P.O. Box 837
  Des Moines, IA50304-0837

LEGAL COUNSEL:
  Ahlers & Cooney, P.C.
  100 Court Avenue, Suite 600
  Des Moines, IA 50309

INDEPENDENT AUDITORS:
  KPMG LLP
  2500 Ruan Center
  Des Moines, IA50309

                       IOWA PUBLIC AGENCY INVESTMENT GROUP
                                  www.ipait.org
                           1415 28th Street, Suite 200
                         West Des Moines, IA 50266-1461
                                 (800) 872-4024

ITEM 2 N/A

ITEM 3 N/A

ITEM 4 N/A

ITEM 5 N/A

ITEM 6 N/A

ITEM 7 N/A

ITEM 8 N/A

ITEM 9 N/A

ITEM 10 N/A

ITEM 11 EXHIBITS

         (a) N/A

         (b) CERTIFICATIONS

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IOWA PUBLIC AGENCY INVESTMENT TRUST

By /s/ DONALD W. KERKER
   -------------------------------------------
Donald W. Kerker, Chair and Trustee

Date: March 1, 2004

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature and Title

DONALD W. KERKER Iowa Public Agency Investment Trust, Chair and Trustee,
                 Donald W. Kerker, March 1, 2004